Supplemental Agreement

Party A: Boxing County Chengli Gas Supply Co., Ltd.

Party B: Xi’an Zhonghong New Energy Technology Co., Ltd.

Whereas, Party B is responsible for the operation of the project upon its completion, including maintenance of CDQ main equipment and staff remuneration, etc., but Party B lacks of operation experience. Based on mutual benefits and friendly negotiation, both parties agree to make following amendments to the original agreement:

1.	Section 2 of Item Four of the original agreement: which is amended as, after the project is completed and put into operation, the cooperation model is “BO”, energy-saving service fee shall be charged at RMB 0.42 /Kwh (excluding tax).
2.	Party A agrees that Party B can subcontract the operation of the project to third party company that Party A approves. Party B shall undertake all operational expenses and performance obligations.

The supplemental agreement is in duplicate copies and each party has one copy with full legal force. The agreement shall take effect after it is signed and sealed.

Party A: Boxing County Chengli Gas Supply Co., Ltd.

Authorized Representative:

Date:

Party B: Xi’an Zhonghong New Energy Technology Co., Ltd.

Authorized Representative:

Date: